UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2017

AUTOZONE, INC.

(Exact name of registrant as specified in its charter)

Nevada	1-10714	62-1482048
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

123 South Front Street

Memphis, Tennessee 38103

(Address of principal executive offices) (Zip Code)

(901) 495-6500

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	AutoZone’s Annual Meeting of Stockholders was held on December 20, 2017.

(b)	The stockholders took the following actions at the annual meeting:

Proposal 1: The stockholders elected ten directors, each of whom will hold office until the Annual Meeting of Stockholders to be held in 2018 and until his or her successor is duly elected and qualified. Each director received more votes cast “for” than votes cast “against” his or her election. The tabulation of votes with respect to each nominee for director was as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Douglas H. Brooks	22,751,367	51,267	54,161	1,572,860
Linda A. Goodspeed	22,688,249	117,787	50,759	1,572,860
Earl G. Graves, Jr.	22,463,208	358,987	34,600	1,572,860
Enderson Guimaraes	22,666,787	137,150	52,858	1,572,860
J. R. Hyde, III	22,663,702	160,637	32,456	1,572,860
D. Bryan Jordan	22,653,094	152,529	51,172	1,572,860
W. Andrew McKenna	22,457,567	363,507	35,721	1,572,860
George R. Mrkonic, Jr.	22,710,089	114,069	32,637	1,572,860
Luis P. Nieto	22,667,813	138,572	50,410	1,572,860
William C. Rhodes, III	21,457,037	1,254,215	145,543	1,572,860

Proposal 2: The Audit Committee’s designation of Ernst & Young LLP as AutoZone’s independent registered public accounting firm for the fiscal year ending August 25, 2018 was ratified by the stockholders. The tabulation of votes on this matter was as follows:

23,923,815	votes for
463,607	votes against
42,233	abstentions

There were no broker non-votes for this item.

Proposal 3: The compensation of AutoZone’s named executive officers was approved, on an advisory basis, by stockholders. The tabulation of votes on this matter was as follows:

21,760,240	votes for
1,050,509	votes against
46,046	abstentions
1,572,860	broker non-votes

Proposal 4: An annual advisory vote on executive compensation was approved, on an advisory basis, by stockholders. The tabulation of votes on this matter was as follows:

21,513,649	votes for every year
14,581	votes for every two years
1,287,410	votes for every three years
41,155	abstentions
1,572,860	broker non-votes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOZONE, INC.

By:	/s/ Kristen C. Wright
Kristen C. Wright
Senior Vice President, General Counsel and Secretary

Dated: December 21, 2017